Exhibit 99.1

Alpha and Omega Semiconductor Reports Financial Results for Fiscal Fourth Quarter and Fiscal Year Ended June 30, 2023

SUNNYVALE, Calif.--(BUSINESS WIRE)--August 9, 2023--Alpha and Omega Semiconductor Limited (“AOS”) (NASDAQ: AOSL) today reported financial results for the fiscal fourth quarter and the fiscal year ended June 30, 2023.

The results for the fiscal fourth quarter ended June 30, 2023 were as follows:

GAAP Financial Comparison
Quarterly
(in millions, except percentage and per share data)
(unaudited)
	Three Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022
Revenue	$161.5	$132.6	$194.0
Gross Margin	27.6%	23.2%	32.6%
Operating Income (Loss)	$2.6	$(14.4)	$18.1
Net Income (Loss) Attributable to AOS	$(1.1)	$(18.9)	$15.1
Net Income (Loss) Attributable to AOS Per Share - Diluted	$(0.04)	$(0.68)	$0.53
Non-GAAP Financial Comparison
Quarterly
(in millions, except percentage and per share data)
(unaudited)
	Three Months Ended
	June 30, 2023	March 31, 2023	June 30, 2022
Revenue	$161.5	$132.6	$194.0
Non-GAAP Gross Margin	28.5%	25.1%	33.8%
Non-GAAP Operating Income (Loss)	$6.9	$(2.9)	$28.9
Non-GAAP Net Income (Loss) Attributable to AOS	$5.7	$(5.9)	$27.1
Non-GAAP Net Income (Loss) Attributable to AOS Per Share - Diluted	$0.19	$(0.21)	$0.95

The non-GAAP financial measures in the schedule above and under the section "Financial Result for Fiscal Q4 Ended June 30, 2023" below exclude the effect of share-based compensation expenses, amortization of purchased intangible, legal costs related to government investigation, equity method investment loss from equity investee, and income tax effect of non-GAAP adjustments in each of the periods presented. A detailed reconciliation of GAAP and non-GAAP financial measures is included at the end of this press release.

The results for the fiscal year ended June 30, 2023 and 2022 were as follows:

GAAP Financial Comparison
Annually
(in millions, except percentage and per share data)
(unaudited)
	Year Ended June 30,
	2023	2022
Revenue	$691.3	$777.6
Gross Margin	28.9%	34.5%
Operating Income	$22.5	$102.0
Net Income Attributable to AOS	$12.4	$453.2
Net Income Per Share attributable to AOS - Diluted	$0.42	$16.07
Non-GAAP Financial Comparison
Annually
(in millions, except percentage and per share data)
(unaudited)
	Year Ended June 30,
	2023	2022
Revenue	$691.3	$777.6
Non-GAAP Gross Margin	30.2%	35.6%
Non-GAAP Operating Income	$63.9	$137.6
Non-GAAP Net Income Attributable to AOS	$55.0	$128.6
Non-GAAP Net Income Per Share Attributable to AOS - Diluted	$1.86	$4.56

The non-GAAP financial measures in the schedule above exclude the effect of share-based compensation expenses, amortization of purchased intangible, legal costs related to government investigation, equity method investment loss from equity investee, and income tax effect of non-GAAP adjustments for fiscal years ended June 30, 2023 and 2022, and gain on deconsolidation and changes of equity interest in the JV Company for the fiscal year ended June 30, 2022. A detailed reconciliation of GAAP and non-GAAP financial measures is included at the end of this press release.

Financial Results for Fiscal Q4 Ended June 30, 2023

  Revenue was $161.5 million, a decrease of 16.7% from the same quarter last year and an increase of 21.9% quarter-over-quarter.
  GAAP gross margin was 27.6%, down from 32.6% year-over-year and up from 23.2% in the prior quarter.
  Non-GAAP gross margin was 28.5%, down from 33.8% from the same quarter last year and up from 25.1% in the prior quarter.
  GAAP operating expenses were $42.0 million, down from $45.2 million in the prior quarter and down from $45.1 million from the same quarter last year.
  Non-GAAP operating expenses were $39.1 million, an increase of $2.9 million from last quarter and an increase of $2.4 million from the same quarter last year.
  GAAP operating income was $2.6 million, as compared to $18.1 million from the same quarter last year and an operating loss of $14.4 million in the prior quarter.
  Non-GAAP operating income was $6.9 million as compared to $28.9 million for the same quarter last year and an operating loss of $2.9 million from last quarter.
  GAAP net loss per share attributable to AOS was $0.04, compared to $0.68 for the prior quarter and $0.53 earnings per share for the same quarter last year.
  Non-GAAP earnings per share attributable to AOS was $0.19, compared to $0.95 for the same quarter last year and $0.21 net loss per share for the prior quarter.
  Consolidated cash flow used in operating activities was $28.2 million, as compared to $11.6 million of cash flow provided by operating activities in prior quarter.
  The Company closed the quarter with $195.2 million of cash and cash equivalents.

AOS Chief Executive Officer Stephen Chang commented, “Our fiscal Q4 revenue was above the mid-point of our guidance and gross margin was above the high-end of our guidance. Revenue was $161.5 million, non-GAAP gross margin was 28.5% and non-GAAP EPS was $0.19. Our performance this quarter was driven by a solid recovery across notebook and desktop computing applications and strength in our diversified customer base and product portfolio in Power Supply and Industrial end markets. Even though broader market consumer demand continues to be weak, we are optimistic that the worst phase of this cycle is behind us.”

Mr. Chang concluded, “Looking into the rest of the calendar year 2023, we anticipate further recovery in our seasonally strongest September quarter, driven by fall smartphone launches, PC demand and solar. While we remain cautious, we expect to navigate the current tough macroeconomic environment better than the broader market that we serve, thanks to our robust Tier 1 customer partnerships, leading market share, as well as a much more diversified total solutions product portfolio serving a broader set of end markets across consumer, commercial and industrial use cases.”

Business Outlook for Fiscal Q1 Ending September 30, 2023

The following statements are based on management's current expectations. These statements are forward-looking, and actual results may differ materially. AOS undertakes no obligation to update these statements.

  Revenue is expected to be $180 million plus or minus $10 million.
  Gross margin is expected to be 27.2% plus or minus 1%. Non-GAAP gross margin is expected to be 28.5% plus or minus 1%.
  GAAP operating expenses are expected to be in the range of $48.0 million, plus or minus $1 million. Non-GAAP operating expenses are expected to be in the range of $40.0 million plus or minus $1 million.
  Interest expense is expected to be $1.2 million, and
  Tax expense is expected to be $0.8 million to $1.2 million.

Conference Call and Webcast

AOS plans to hold an investor teleconference and live webcast to discuss the financial results for the fiscal fourth quarter and the fiscal year ended June 30, 2023 today, August 9, 2023 at 2:00 p.m. PT / 5:00 p.m. ET. To listen to the live conference call, please dial +1 (844) 200-6205 or +1 (929) 526-1599 if dialing from outside the United States and Canada. The access code is 379676. A live webcast of the call will also be available in the "Events & Presentations" section of the Company's investor relations website, http://investor.aosmd.com. The webcast replay will be available for seven days after the live call on the same website. In addition, a copy of the script of management's prepared remarks and a live webcast of the call will also be available in the "Events & Presentations" section of the Company's investor relations website, http://investor.aosmd.com.

Forward Looking Statements

This press release contains forward-looking statements that are based on current expectations, estimates, forecasts and projections of future performance based on management's judgment, beliefs, current trends, and anticipated product performance. These forward-looking statements include, without limitation, market trends in the semiconductor industry; our ability to mitigate economic downturns and expected recovery timeline; seasonality of our business, anticipated earnings power and non-GAAP EPS on an annual basis, our growth opportunities and new markets, our annual revenue target, projected amount of revenue, gross margin, operating income (loss), income tax expenses, net income (loss), and share-based compensation expenses, non-GAAP gross margin, non-GAAP operating expenses, income tax expenses, our objectives to achieve revenue target, our ability to continue to win and acquire market share and other information under the section entitled “Business Outlook for Fiscal Q1 Ending September 30, 2023”. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking statements. These factors include, but are not limited to, the state of semiconductor industry and macroeconomic environment; seasonality of our markets; decline of the PC industry and our ability to respond to such decline; our lack of control over the joint venture in China; difficulties and challenges in executing our diversification strategy into different market segments; ordering pattern from distributors and seasonality; changes in regulatory environment; our ability to introduce or develop new and enhanced products that achieve market acceptance; decline of PC markets; the actual product performance in volume production; the quality and reliability of our product, our ability to achieve design wins; the general business and economic conditions; our ability to maintain factory utilization at a desirable level; and other risks as described in our SEC filings, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2023 to be filed by AOS with the SEC and other periodic reports we filed with the SEC. Other unknown or unpredictable factors or underlying assumptions subsequently proving to be incorrect could cause actual results to differ materially from those in the forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, or achievements. You should not place undue reliance on these forward-looking statements. All information provided in this press release is as of today's date, unless otherwise stated, and AOS undertakes no duty to update such information, except as required under applicable law.

Use of Non-GAAP Financial Measures

To supplement our unaudited consolidated financial statements presented on a basis consistent with U.S. GAAP, we disclose certain non-GAAP financial measures for our historical performance, including non-GAAP gross profit, gross margin, operating expenses, operating income (loss), net income (loss) attributable to AOS, diluted earnings (loss) per share ("EPS") and EBITDAS. These supplemental measures exclude, among other items, share-based compensation expenses, legal and profession fees related to government investigation, amortization of purchased intangible, income tax effect of non-GAAP adjustments, equity method investment loss from equity investee, and gain on deconsolidation and changes of the equity interest in the JV Company. We also disclose certain non-GAAP financial measures in our guidance for the next quarter, including non-GAAP gross margin and operating expenses. We believe that these historical and forecast non-GAAP financial measures provide useful information to both management and investors by excluding certain items and expenses that are not indicative of our core operating results or do not reflect our normal business operations. In addition, our management uses non-GAAP measures to compare our performance relative to forecasts and to benchmark our performance externally against competitors. Our use of non-GAAP financial measures has certain limitations in that such non-GAAP financial measures may not be directly comparable to those reported by other companies. For example, the terms used in this press release, such as non-GAAP net income (loss) or non-GAAP operating expenses, do not have a standardized meaning. Other companies may use the same or similarly named measures, but exclude different items, which may not provide investors with a comparable view of our performance in relation to other companies. In addition, we included the amount of income tax effect of non-GAAP adjustments in the non-GAAP net income (loss) of reconciliation table for all periods presented as the management believes that such non-GAAP presentation provides useful information to investors, even though the amounts are not significant. We seek to compensate for the limitation of our non-GAAP presentation by providing a detailed reconciliation of the non-GAAP financial measures to the most directly comparable U.S. GAAP measures both in the text in this press release and in the tables attached hereto. Investors are encouraged to review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures.

About Alpha and Omega Semiconductor

Alpha and Omega Semiconductor Limited, or AOS, is a designer, developer, and global supplier of a broad range of power discretes, ICs, modules, and digital power solutions, including a wide portfolio of Power MOSFET, SiC, IGBT, IPM, TVS, Gate Drivers, Power IC, and Digital Power products. AOS has developed extensive intellectual property and technical knowledge that encompasses the latest advancements in the power semiconductor industry, which enables us to introduce innovative products to address the increasingly complex power requirements of advanced electronics. AOS differentiates itself by integrating its Discrete and IC semiconductor process technologies, product design, and advanced packaging know-how to develop high performance power management solutions. AOS’ portfolio of products targets high-volume applications, including portable computers, graphic cards, flat panel TVs, home appliances, smart phones, battery packs, quick chargers, home appliances, consumer and industrial motor controls and power supplies for TVs, computers, servers and telecommunications equipment. For more information, please visit www.aosmd.com.

The following unaudited consolidated financial statements are prepared in accordance with U.S. GAAP.

Alpha and Omega Semiconductor Limited
Condensed Consolidated Statements of Operations
(in thousands, except percentages and per share amounts)
(unaudited)

	Three Months Ended			Fiscal Year Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022

Revenue	$161,525	$132,560	$193,959	$691,321	$777,552
Cost of goods sold	116,944	101,774	130,737	491,785	508,996
Gross profit	44,581	30,786	63,222	199,536	268,556
Gross margin	27.6%	23.2%	32.6%	28.9%	34.5%

Operating expenses:
Research and development	22,711	22,578	20,386	88,146	71,259
Selling, general and administrative	19,258	22,610	24,696	88,861	95,259
Total operating expenses	41,969	45,188	45,082	177,007	166,518
Operating income (loss)	2,612	(14,402)	18,140	22,529	102,038

Other income (loss), net	(298)	(513)	279	(1,730)	999
Interest income (expense), net	(87)	5	(895)	(1,087)	(3,920)
Gain on deconsolidation of the JV Company	—	—	—	—	399,093
Loss on changes of equity interest in the JV Company, net	—	—	—	—	(3,140)
Net income before income taxes	2,227	(14,910)	17,524	19,712	495,070

Income tax expense	387	2,517	940	5,937	39,258
Net income (loss) before loss from equity method investment	1,840	(17,427)	16,584	13,775	455,812
Equity method investment loss from equity investee	(2,944)	(1,480)	(1,493)	(1,411)	(2,629)
Net income (loss)	(1,104)	(18,907)	15,091	12,364	453,183
Net income attributable to noncontrolling interest	—	—	—	—	20
Net income (loss) attributable to Alpha and Omega Semiconductor Limited	$(1,104)	$(18,907)	$15,091	$12,364	$453,163

Net income (loss) per common share attributable to Alpha and Omega Semiconductor Limited
Basic	$(0.04)	$(0.68)	$0.55	$0.45	$16.93
Diluted	$(0.04)	$(0.68)	$0.53	$0.42	$16.07

Weighted average number of common shares attributable to Alpha and Omega Semiconductor Limited used to compute net income (loss) per share:
Basic	27,598	27,710	27,269	27,552	26,764
Diluted	27.598	27,710	28,466	29,528	28,203

Alpha and Omega Semiconductor Limited
Condensed Consolidated Balance Sheets
(in thousands, except par value per share)
(unaudited)
	June 30, 2023	June 30, 2022
ASSETS
Current assets:
Cash and cash equivalents	$195,188	$314,352
Restricted cash	415	299
Accounts receivable, net	22,420	65,681
Inventories	183,247	158,040
Other current assets	22,666	11,220
Total current assets	423,936	549,592
Property, plant and equipment, net	357,831	318,666
Operating lease right-of-use assets, net	24,349	23,674
Intangible assets, net	6,765	10,050
Equity method investment	366,617	378,378
Deferred income tax assets	536	592
Other long-term assets	19,703	17,677
Total assets	$1,199,737	$1,298,629
LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$50,775	$87,377
Accrued liabilities	79,533	116,893
Payable related to equity investee, net	11,950	28,989
Income taxes payable	5,546	4,248
Short-term debt	11,434	25,563
Deferred revenue	8,073	—
Finance lease liabilities	867	802
Operating lease liabilities	4,383	3,850
Total current liabilities	172,561	267,722
Long-term debt	38,360	42,486
Income taxes payable - long-term	2,817	2,158
Deferred income tax liabilities	27,283	28,757
Finance lease liabilities - long-term	3,216	3,932
Operating lease liabilities - long-term	20,544	20,878
Other long-term liabilities	51,037	78,603
Total liabilities	315,818	444,536
Equity:
Preferred shares, par value $0.002 per share:
Authorized: 10,000 shares; issued and outstanding: none at June 30, 2023 and 2022	—	—
Common shares, par value $0.002 per share:
Authorized: 100,000 shares; issued and outstanding: 34,811 shares and 27,654 shares, respectively at June 30, 2023 and 33,988 shares and 27,371 shares, respectively at June 30, 2022	70	68
Treasury shares at cost; 7,157 shares at June 30, 2023 and 6,617 shares at June 30, 2022	(79,365)	(66,000)
Additional paid-in capital	329,034	288,951
Accumulated other comprehensive income (loss)	(8,111)	1,080
Retained earnings	642,291	629,994
Total equity	883,919	854,093
Total liabilities and equity	$1,199,737	$1,298,629

Alpha and Omega Semiconductor Limited
Selected Cash Flow Information
(in thousands)
(unaudited)

	Fiscal Year Ended June 30,
	2023	2022
Net cash provided by operating activities	$20,473	$218,865
Net cash used in investing activities	(109,630)	(130,822)
Net cash provided by (used in) financing activities	(29,611)	21,854
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(280)	(59)
Net increase (decrease) in cash, cash equivalents and restricted cash	(119,048)	109,838
Cash, cash equivalents and restricted cash at beginning of year	314,651	204,813
Cash, cash equivalents and restricted cash at end of year	$195,603	$314,651

Alpha and Omega Semiconductor Limited
Reconciliation of Condensed Consolidated GAAP Financial Measures to Non-GAAP Financial Measures
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended			Fiscal Year Ended
	June 30, 2023	March 31, 2023	June 30, 2022	June 30, 2023	June 30, 2022

GAAP gross profit	$44,581	$30,786	$63,222	$199,536	$268,556
Share-based compensation	592	1,723	1,565	5,851	5,125
Amortization of purchased intangible	812	812	811	3,247	3,247
Non-GAAP gross profit	$45,985	$33,321	$65,598	$208,634	$276,928
Non-GAAP gross margin as a % of revenue	28.5%	25.1%	33.8%	30.2%	35.6%

GAAP operating expense	$41,969	$45,188	$45,082	$177,007	$166,518
Share-based compensation	2,777	8,709	8,305	31,637	26,199
Legal costs related to government investigation	99	304	84	656	1,030
Non-GAAP operating expense	$39,093	$36,175	$36,693	$144,714	$139,289

GAAP operating income (loss)	$2,612	$(14,402)	$18,140	$22,529	$102,038
Share-based compensation	3,369	10,432	9,870	37,488	31,324
Amortization of purchased intangible	812	812	811	3,247	3,247
Legal costs related to government investigation	99	304	84	656	1,030
Non-GAAP operating income (loss)	$6,892	$(2,854)	$28,905	$63,920	$137,639
Non-GAAP operating margin as a % of revenue	4.3%	(2.2)%	14.9%	9.2%	17.7%

GAAP net income (loss) attributable to AOS	$(1,104)	$(18,907)	$15,091	$12,364	$453,163
Share-based compensation	3,369	10,432	9,870	37,488	31,324
Amortization of purchased intangible	812	812	811	3,247	3,247
Gain on deconsolidation and changes of the equity interest in the JV Company	—	—	—	—	(395,953)
Equity method investment loss from equity investee	2,944	1,480	1,493	1,411	2,629
Legal costs related to government investigation	99	304	84	656	1,030
Income tax effect of non-GAAP adjustments	(397)	3	(234)	(153)	33,197
Non-GAAP net income (loss) attributable to AOS	$5,723	$(5,876)	$27,115	$55,013	$128,637
Non-GAAP net margin attributable to AOS as a % of revenue	3.5%	(4.4)%	14.0%	8.0%	16.5%

GAAP net income (loss) attributable to AOS	$(1,104)	$(18,907)	$15,091	$12,364	$453,163
Share-based compensation	3,369	10,432	9,870	37,488	31,324
Amortization and depreciation	12,045	11,006	8,588	43,207	42,851
Gain on deconsolidation and changes of the equity interest in the JV Company	—	—	—	—	(395,953)
Equity method investment loss from equity investee	2,944	1,480	1,493	1,411	2,629
Interest expense (income), net	86	(5)	895	1,087	3,920
Income tax expense	387	2,517	940	5,937	39,258
EBITDAS	$17,727	$6,523	$36,877	$101,494	$177,192

GAAP diluted net income (loss) per share attributable to AOS	$(0.04)	$(0.68)	$0.53	$0.42	$16.07
Share-based compensation	0.11	0.38	0.35	1.27	1.11
Amortization of purchased intangible	0.03	0.03	0.03	0.11	0.11
Gain on deconsolidation and changes of the equity interest in the JV Company	—	—	—	—	(14.04)
Equity method investment loss from equity investee	0.10	0.05	0.05	0.05	0.09
Legal costs related to government investigation	0.00	0.01	0.00	0.02	0.04
Income tax effect of non-GAAP adjustments	(0.01)	0.00	(0.01)	(0.01)	1.18
Non-GAAP diluted net income (loss) per share attributable to AOS	$0.19	$(0.21)	$0.95	$1.86	$4.56

Shares used to compute GAAP diluted net income (loss) per share	27,598	27,710	28,466	29,528	28,203
Shares used to compute Non-GAAP diluted net income (loss) per share	29,382	27,710	28,466	29,528	28,203

Contacts

Investor and media inquiries:

The Blueshirt Group
Gary Dvorchak, CFA
In US +1 323 240 5796
In China +86 (138) 1079-1480
gary@blueshirtgroup.com

Yujia Zhai
The Blueshirt Group
Yujia@blueshirtgroup.com
+1 (860) 214-0809